3:

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2001

SUPERIOR ENERGY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-20310 (Commission File Number)	75-2379388 (IRS Employer Identification No.)

1105 Peters Road, Harvey, Louisiana 70058
(Address of principal executive offices) (Zip Code)

(504) 362-4321
(Registrant's telephone number, including area code)

Item 5. Other Events.

    On February 20, 2001, Superior Energy Services, Inc. issued the press release attached hereto as Exhibit 99.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.
	99	Press release issued by Superior Energy Services, Inc. on February 20, 2001 announcing results for the fourth quarter and twelve months ended December 31, 2000.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                    SUPERIOR ENERGY SERVICES, INC.

                                                                    By:         /S/ ROBERT S. TAYLOR
                                                                             Robert S. Taylor
                                                                             Chief Financial Officer

Dated:    February 20, 2001